EXHIBIT 10.3

                          [LETTERHEAD OF NATIONS BANK]

                                December 11, 1998

Anvil Knitwear, Inc.
228 East 45th Street
New York, New York 10017
Attn: Jacob Hollander

      Re: Amended and Restated Credit Agreement, dated as of March 14, 1997, among Anvil Knitwear, Inc. (the "Borrower"), the Guarantors party thereto, the Banks party thereto (the "Banks"), and NationsBank, NA. as agent for the Banks thereunder (in such capacity, the "Agent") (as amended, modified or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

At your request and subject to the terms and conditions set forth below, we hereby agree, as Agent under the Credit Agreement and on behalf and with the consent of the Required Banks, to waive the requirement that the Borrower comply with the covenants set forth in Section 6.11 of the Credit Agreement for the fiscal quarter ended on October 31, 1998.

In consideration of this waiver, the Borrower agrees that:

      (A) Until further written notice is delivered to the Borrower from the Required Banks:

            (i) the definition of Borrowing Base shall be amended to read as follows:

                  "Borrowing Base" means, as of any day, the sum of (i) 85% of
            Eligible Receivables plus (ii) 60% of Eligible Raw Materials plus
            (iii) 50% of Eligible Finished Goods Inventory, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Banks in accordance with the terms of Section 6.1(d).

            (ii) no Credit Party shall be permitted to make any Acquisition (including any Permitted Acquisition).
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Anvil Knitwear, Inc.
December 11, 1998
Page 2

      (C) The Borrower shall pay to the Agent, for the account of each Bank, a waiver fee equal to 0.125% on such Bank's Commitment.

The waiver set forth in this letter shall be effective only in the specific circumstances provided for above and only for the purposes for which given and shall not be construed to waive compliance with any other provision of the Credit Agreement (including, without limitation, future compliance with Section 6.11).

Except as waived or modified hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

This letter may be executed in any number of counterparts and by facsimile, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Upon execution, this letter shall be deemed retroactively effective as of October 31, 1998.

                              Sincerely,

                              NATIONSBANK, NA.,
                              as Agent for the Banks, and individually as a Bank


                              By
                                 -----------------------------------------------
                              Title:

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ANVIL KNITWEAR, INC.


By /s/ Jacob Hollander
   ---------------------------
Title: EVP
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Anvil Knitwear, Inc.
December 11, 1998
Page 3

ACKNOWLEDGED AND CONSENTED TO AS OF THE DATE FIRST ABOVE WRITTEN:


ANVIL HOLDINGS, INC.

By /s/ Jacob Hollander
   ---------------------------
Title: VP


COTTONTOPS, INC.

By /s/ Jacob Hollander
   ---------------------------
Title: VP

                            [Banks' consents follow.]
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Anvil Knitwear, Inc.
December 11, 1998
Page 4

BANKS:                                      HELLER FINANCIAL, INC.,
                                            individually in its capacity as a
                                            Bank and in its capacity as Co-Agent

                                            By
                                               ---------------------------------
                                            Name:
                                            Title:


                                            THE CHASE MANHATTAN BANK

                                            By
                                               ---------------------------------
                                            Name:
                                            Title:


                                            FLEET BANK, N.A.

                                            By
                                               ---------------------------------
                                            Name:
                                            Title: